UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Sonim Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38907	94-3336783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road Building 1, Suite 279 Austin, TX		78746
(Address of Principal Executive Offices)		(Zip Code)

(650) 378-8100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

As previously disclosed, Sonim Technologies, Inc. (the “Company”) entered into a Note Amendment and Debt Cancellation Agreement (the “Debt Cancellation Agreement”) with B. Riley Principal Investments, LLC (“BRPI”) pursuant to which, among other things, BRPI and the Company agreed, contingent upon the closing (the “Closing”) of the underwritten public offering (the “Offering”) of shares of the Company’s common stock pursuant to a registration statement on Form S-1 (File No. 333-238869), that the Company shall repay $4 million of the outstanding indebtedness to BRPI in cash (the “B. Riley Repayment”), and the remaining principal amount, accrued interest and other amounts outstanding under the B. Riley Convertible Note, after giving effect to the B. Riley Repayment, shall convert into shares of common stock to be issued to BRPI or its affiliates at the public offering price of shares of the Company’s Common Stock in the Offering.

Pursuant to the Debt Cancellation Agreement, the Company made the B. Riley Repayment on June 9, 2020 and the remaining principal amount, accrued interest and other amounts outstanding under the B. Riley Convertible Note, after giving effect to the B. Riley Repayment, in an amount of $6,170,125.51 (the “Conversion Amount”) converted into an aggregate of 8,226,834 shares of the Company’s common stock (the “Shares”) issued to BRPI and BRC Partners Opportunity Fund, LP, an affiliate of BRPI.

On June 11, 2020, the Company, BRPI and BRC Partners Opportunity Fund, LP entered into a registration rights agreement (the “RRA”) pursuant to which the Company agreed to prepare and file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission (the “SEC”) for the resale of the Shares within 30 days of the Closing, and to use best efforts to have the Resale Registration Statement declared effective by the earliest of (i) if the Resale Registration Statement does not become subject to review by the SEC, 60 days after the Closing, or (ii) if the Resale Registration Statement becomes subject to review by the SEC, 150 days after the Closing, or longer if the SEC has not declared the Resale Registration Statement effective despite the Company’s best efforts. The RRA provides for liquidated damages upon the occurrence of certain events including the failure by the Company to file the Resale Registration Statement or cause it to become effective by the deadlines set forth above. The amount of the liquidated damages is 1.0% of the Conversion Amount upon the occurrence of the event, and bimonthly thereafter, up to a maximum of 5%. BRPI and BRC Partners Opportunity Fund, LP are affiliated with B. Riley Financial, Inc., a holder of more than 5% of the Company’s capital stock, and Kenny Young, a member of the Company’s board of directors, is the President of B. Riley Financial, Inc. and chief executive officer of BRPI.

The foregoing description of the RRA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the RRA, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description
10.1	Registration Rights Agreement between Sonim Technologies, Inc., B. Riley Principal Investments, LLC and BRC Partners Opportunity Fund, LP dated June 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonim Technologies, Inc.
(Registrant)

Date: June 17, 2020	By:	/s/ Robert Tirva
Robert Tirva
Chief Financial Officer